UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 18, 2018

(Date of earliest event reported)

OurPet’s Company

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	001-31279 (Commission File Number)	34-1480558 (I.R.S. Employer Identification No.)

1300 East Street, Fairport Harbor, OH (Address of principal executive offices)	44077 (Zip Code)

(440) 354-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 18, 2018, OurPet’s Company (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Paws Merger Parent, LLC, a Delaware limited liability company (“Parent”), and Paws Merger Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge, on the terms set forth in the Merger Agreement, with and into the Company (the “Merger”). From and after the closing of the Merger, the Company will continue as the surviving corporation and a direct wholly-owned subsidiary of Parent. Parent is an indirect wholly-owned subsidiary of GRAC Holdings LLC, a Delaware limited liability company (“GRAC”), and a direct wholly-owned subsidiary of Hyper Pet, LLC, a Delaware limited liability company.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, no par value per share, of the Company (the “Common Stock”) issued and outstanding immediately prior to the Effective Time shall be cancelled and, in exchange for cancellation of such share, the rights attaching to such share shall be converted automatically into the right to receive an amount in cash equal to $1.00 per share, without interest (the “Merger Consideration”).

Notwithstanding the foregoing, subject to the terms and conditions set forth in the Merger Agreement, (A) each share of Common Stock (i) held by the Company as treasury stock, (ii) owned by any direct or indirect wholly-owned subsidiary of the Company, (iii) being contributed to the capital of GRAC pursuant by certain persons pursuant to the rollover transaction described below (each of which shares of Common Stock, for the avoidance of doubt, shall be deemed contributed to the capital of GRAC immediately prior to the Effective Time) or (iv) that is issued or outstanding and owned directly or indirectly by Parent or Merger Sub immediately prior to the Effective Time, shall be automatically cancelled and retired and shall cease to exist, and no cash, stock or other consideration shall be delivered or deliverable in exchange therefor, and (B) shares of Common Stock held by stockholders who have complied in all respects with all of the provisions of the Colorado Business Corporation Act (the “CBCA”) concerning such stockholders’ rights as dissenting stockholders, shall not be converted into or represent the right to receive a portion of the Merger Consideration, and such stockholders instead shall be solely entitled to receive payment from the Company of the fair market value of such dissenting shares as agreed upon or determined in accordance with the relevant provisions of the CBCA. As more thoroughly described below, shares of the Company’s preferred stock, no par value per share (the “Preferred Stock”), shall not directly be converted into Merger Consideration, but rather the Company has agreed to cause each issued and outstanding share of Preferred Stock to be converted into shares of Common Stock in accordance with the terms thereof prior to the closing of the Merger.

The Board of Directors of the Company unanimously determined that the transactions contemplated by the Merger Agreement, including the Merger, are in the best interests of the Company and its stockholders and approved the Merger Agreement and the transactions contemplated thereby, and unanimously resolved to recommend that the Company’s stockholders vote in favor of approval of the Merger Agreement.

The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of the Company and its subsidiaries prior to the closing of the Merger.

The Merger is subject to, among other customary closing conditions, the approval of the Merger by the Company’s stockholders, the execution of a Contribution and Unit Subscription Agreement, pursuant to which certain stockholders will contribute “rollover” equity capital toward the financing of the Merger, and conversion of all of the Company’s outstanding Preferred Stock into shares of Common Stock. A copy of the Contribution and Unit Subscription Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The Merger Agreement also includes certain termination rights for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, the Company will be required to pay to Parent a termination fee of $750,000.

The Merger Agreement restricts the Company’s ability to solicit acquisition proposals from third parties and to provide non-public information to and engage in discussions or negotiations with third parties regarding acquisition proposals during the “no shop” period beginning on the date of the Merger Agreement and ending on the Effective Time. The no shop provision also allows the Company, under certain circumstances and in compliance with certain obligations, to provide non-public information and engage in discussions and negotiations with respect to an unsolicited acquisition proposal that constitutes or is reasonably expected to lead to a Superior Proposal (as defined in the Merger Agreement).

In addition, the Company currently expects that stockholders of the Company representing approximately 52.9% of the Company’s outstanding shares of Common Stock as of today’s date, assuming conversion of the Preferred Stock, will enter into a Voting and Support Agreement (the “Voting Agreement”) with Parent, pursuant to which such stockholders will agree to vote in favor of the Merger and the approval of the Merger Agreement, subject solely to the limitations expressly set forth in the Voting Agreement. The obligations under the Voting Agreement will terminate if, among other reasons, the Merger Agreement is terminated in accordance with its terms. The foregoing descriptions of the Voting Agreement and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to a form of the Voting Agreement, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Upon consummation of the Merger, the Common Stock will be delisted from the OTCBB and deregistered under the Exchange Act as soon as practicable following the Effective Time.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement, and the foregoing description of the Merger Agreement, have been included to provide investors and stockholders with information regarding the terms of the Merger Agreement. The assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules delivered by the Company to Parent in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties to the Merger Agreement. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts and circumstances of the Company at the time they were made, and such persons should consider the information in the Merger Agreement in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01	Regulation FD Disclosure

In connection with the execution of the Merger Agreement discussed in Item 1.01 above, the Company issued a press release on December 19, 2018. A copy of the press release is attached hereto as Exhibit 99.3 and incorporated herein by reference. The information in this Item 7.01, including Exhibit 99.3, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, regardless of any general incorporation language in the filing.

Safe Harbor Regarding Forward-Looking Statements

The Company is including the following cautionary statement to make applicable, and to take advantage of, the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statements made by, or on behalf of, OurPet’s Company.  Forward-looking statements are all statements other than statements of historical fact, including, without limitation, those that are identified by the use of the words “anticipates,” “estimates,” “expects” “intends,” “plans,” “predicts,” “believes,” “may,” “will” and similar expressions.  Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those expressed.  Factors that may affect forward-looking statements and the Company’s business generally include, but are not limited to, the Company’s ability to complete the proposed transaction; any event, change or circumstance that might give rise to the termination of the Merger Agreement; the effect of the announcement of the proposed transaction on the Company’s relationships with its customers, operating results and business generally; the risk that the proposed transaction will not be consummated in a timely manner; the ability of the Company to obtain stockholder approval of the proposed transaction; the Company’s continued ability to make dividend payments; the Company’s ability to implement its business plan, grow earnings and improve returns on investment; wholesale and retail competition; the Company’s ability to satisfy its debt obligations, including compliance with financial covenants; litigation risks; and various other matters, many of which are beyond the Company’s control; the risk factors and cautionary statements made in the Company’s public filings with the Securities and Exchange Commission ; and other factors that the Company is currently unable to identify or quantify, but may exist in the future.  OurPet’s Company expressly undertakes no obligation to update or revise any forward-looking statement contained herein to reflect any change in OurPet’s Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.  Information on factors that could impact actual results and cause them to differ from what is anticipated in the forward-looking statements contained herein is included in our filings with the Securities and Exchange Commission, or the SEC from time to time, including, but not limited to those described in Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC on April 2, 2018. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

Additional Information and Where to Find It:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws. In connection with the Merger, the Company intends to file relevant materials with the SEC, including a proxy statement in preliminary and definitive form that will contain important information about the proposed transaction and related matters, and deliver a copy of the proxy statement to its stockholders.  Investors are urged to read the definitive proxy statement and other relevant documents carefully and in their entirety when they become available because they will contain important information about the Merger and related matters.  Investors may obtain a free copy of these materials (when they are available and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at www.ourpets.com or by writing to the Company’s Corporate Secretary at OurPet’s Company, 1300 East Street, Fairport Harbor, OH, or by calling the Company’s Corporate Secretary at 1-800-565-2695.

Security holders also may read and copy any reports, statements and other information filed by the Company with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN CONNECTION WITH THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY.

Participants in the Solicitation

The Company and its directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement filed with the SEC on April 20, 2018 in connection with its 2018 annual meeting of stockholders. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 18, 2018, by and among OurPet’s Company, Paws Merger Parent, LLC and Paws Merger Sub, Inc.

99.1	Contribution and Unit Subscription Agreement.

99.2	Form of Voting and Support Agreement.

99.3	Press Release dated December 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OurPet’s Company

By:	/s/ Dean S. Tsengas
Name:	Dean S. Tsengas
Title:	Corporate Secretary

Dated: December 20, 2018